                                  EXHIBIT 4.3

                         ACCLAIM COMMUNICATIONS, INC.
                           1996 STOCK INCENTIVE PLAN
                    (As Adopted and Effective June 6, 1996)
                          (As Amended July 14, 1997)



SECTION 1. PURPOSE.
------------------

     The purpose of the Plan is to offer selected employees, directors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, to encourage such selected persons to remain in the employ of the Company and to attract new employees with outstanding qualifications by purchasing Shares of the Company's Common Stock. The Plan provides for both the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as incentive stock options intended to qualify under section 422 of the Internal Revenue Code.

SECTION 2. DEFINITIONS.
----------------------

     (a)  "Board of Directors" shall mean the Board of Directors of the Company,
           ------------------
as constituted from time to time.

     (b)  "Change in Control" means the occurrence of any of the following
           -----------------
events:

          (i) the consummation of the acquisition of fifty-one percent (51%) or more of the outstanding stock of the Company by one person or by two or more persons acting as a partnership, limited partnership, syndicate or other group pursuant to a tender offer validly made under any federal or state law (other than a tender offer by the Company);

          (ii) the consummation of a merger, consolidation or other reorganization of the Company (other than a reincorporation of the Company), if after giving effect to such merger, consolidation or other reorganization of the Company, the shareholders of the Company immediately prior to such merger, consolidation or other reorganization do not represent a majority in interest of the holders of voting securities (on a fully diluted basis) with the ordinary voting power to elect directors of the surviving or resulting entity after such merger, consolidation or other reorganization;

          (iii) the sale of all or substantially all of the assets of the Company to a third party who is not an affiliate (including a Subsidiary) of the Company;

          (iv) the dissolution of the Company pursuant to action validly taken by the shareholders of the Company in accordance with applicable state law; or
          (v)    such other event as determined by the Board of Directors.

     (c)  "Code" shall mean the Internal Revenue Code of 1986, as amended.
           ----

     (d)  "Committee" shall mean a committee of the Board of Directors which is
           ---------
authorized to administer the Plan under Section 3.

     (e)  "Company" shall mean Acclaim Communications, Inc., a Delaware
           -------
corporation.

     (f)  "Disability" shall means that an Optionee is unable to engage in any
           ----------
substantial gainful activity by reason of any medically determinable physical or mental impairment.

     (g)  "Employee" shall mean (i) any individual who is a common-law employee
           --------
of the Company or of a Subsidiary, (ii) a member of the Board of Directors, or
(iii) a consultant who performs services for the Company or a Subsidiary. Service as a member of the Board of Directors or as a consultant shall be considered employment for all purposes of the Plan except the second sentence of
Section 4(a).

     (h)  "Exercise Price" shall mean the amount for which one Share may be
           --------------
purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

     (i)  "Fair Market Value" shall mean the fair market value of a Share, as
           -----------------
determined by the Committee in good faith. Such determination shall be conclusive and binding on all persons.

     (j)  "ISO" shall mean an employee incentive stock option described in Code
           ---
section 422(b).

     (k)  "Nonstatutory Option" or "NSO" shall mean an employee stock option
           -------------------      ---
that is not an ISO.

     (l)  "Offeree" shall mean an individual to whom the Committee has offered
           -------
the right to acquire Shares under the Plan (other than upon exercise of an Option).

     (m)  "Option" shall mean an ISO or Nonstatutory Option granted under the
           ------
Plan and entitling the holder to purchase Shares.

     (n)  "Optionee" shall mean an individual who holds an Option.
           --------

     (o)  "Plan" shall mean this Acclaim Communications, Inc. 1996 Stock
           ----
Incentive Plan.

     (p)  "Purchase Price" shall mean the consideration for which one Share may
           --------------
be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

     (q)  "Service" shall mean service as an Employee.
           -------

     (r)  "Share" shall mean one share of Stock, as adjusted in accordance with
           -----
Section 9 (if applicable).

     (s)  "Stock" shall mean the common stock of the Company.
           -----

     (t)  "Stock Option Agreement" shall mean the agreement between the Company
           ----------------------
and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

     (u)  "Stock Purchase Agreement" shall mean the agreement between the
           ------------------------
Company and an Offeree who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

     (v)  "Subsidiary" shall mean any corporation, of which the Company and/or
           ----------
one or more other Subsidiaries own not less than fifty percent (50%) of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

SECTION 3. ADMINISTRATION.
-------------------------

     (a) Committee Membership. The Plan shall be administered by the Committee,
         --------------------
which shall consist of members of the Board of Directors. The members of the Committee shall be appointed by the Board of Directors. If no Committee has been appointed, the entire Board of Directors shall constitute the Committee.

     (b) Committee Procedures. The Board of Directors shall designate one of the
         --------------------
members of the Committee as chairperson. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

     (c) Committee Responsibilities. Subject to the provisions of the Plan, the
         --------------------------
Committee shall have full authority and discretion to take the following actions:

          (i)    To interpret the Plan and to apply its provisions;

          (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

          (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

          (iv) To determine when Shares are to be awarded or offered for sale and when Options are to be granted under the Plan;

          (v)    To select the Offerees and Optionees;

          (vi) To determine the number of Shares to be offered to each Offeree or to be made subject to each Option;

          (vii) To prescribe the terms and conditions of each award or sale of Shares, including (without limitation) the Purchase Price, and to specify the provisions of the Stock Purchase Agreement relating to such award or sale;

          (viii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

          (ix) To amend or terminate any outstanding Stock Purchase Agreement or Stock Option Agreement, subject to applicable legal restrictions and to the consent of the Offeree or Optionee who entered into such agreement;

          (x) To determine the disposition of an Option in the event of an Optionee's divorce or dissolution of marriage;

          (xi) To correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Stock Purchase Agreement and any Option;

          (xii) To prescribe the consideration for the grant of each Option or other right under the Plan and to determine the sufficiency of such consideration; and

          (xiii) To take any other actions deemed necessary or advisable for the administration of the Plan.

     All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan, any Option or any right to acquire Shares under the Plan.

     (d)  Financial Reports. To the extent required by applicable law, and not
          -----------------
less often than annually, the Company shall furnish to Offerees, Optionees and shareholders who have received Stock under the Plan its financial statements including a balance sheet regarding the Company's financial condition and results of operations, unless such Offerees, Optionees or shareholders have duties with the Company that assure them access to equivalent information. Such financial statements need not be audited.

SECTION 4. ELIGIBILITY.
----------------------

     (a) General Rule. Only Employees, as defined in Section 2(g), shall be
         ------------
eligible for designation as Offerees or Optionees by the Committee. In addition, only individuals who are employed as common-law employees by the Company or a Subsidiary shall be eligible for the grant of ISOs.

     (b) Ten-Percent Shareholders. An Employee who owns more than ten percent
         ------------------------
(10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for designation as an Offeree or Optionee unless (i) the Exercise Price for an ISO (and a NSO to the extent required by applicable law) is at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant, (ii) the Purchase Price of Shares is at least one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, and (iii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

     (c) Attribution Rules. For purposes of Subsection (b) above, in determining
         -----------------
stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for his brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Employee holds an option shall not be counted.

     (d) Outstanding Stock. For purposes of Subsection (b) above, "outstanding
         -----------------
stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5. STOCK SUBJECT TO PLAN.
--------------------------------

     (a) Basic Limitation. Shares offered under the Plan shall be authorized but
         ----------------
unissued Shares. The aggregate number of Shares which may be issued under the Plan shall not exceed Three Million (3,000,000) Shares, subject to adjustment pursuant to Section 9. The number of Shares which are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

     (b) Additional Shares. In the event that any outstanding Option or other
         -----------------
right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan.

SECTION 6. TERMS AND CONDITIONS OF AWARDS OR SALES.
--------------------------------------------------

     (a)  Stock Purchase Agreement.  Each award or sale of Shares under the Plan
          ------------------------
(other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

     (b) Duration of Offers and Nontransferability of Rights. Any right to
         ---------------------------------------------------
acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within thirty (30) days after the grant of such right was communicated to the Offeree by the Committee. Such right shall not be transferable and shall be exercisable only by the Offeree to whom such right was granted.

     (c) Purchase Price. The Purchase Price of Shares to be offered under the
         --------------
Plan shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Purchase Price shall be determined by the Committee in its sole discretion. The Purchase Price shall be payable in a form described in Section 8.

     (d) Withholding Taxes. As a condition to the purchase of Shares, the
         -----------------
Offeree shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase or the vesting of the Shares.

SECTION 7. TERMS AND CONDITIONS OF OPTIONS.
------------------------------------------

     (a) Stock Option Agreement. Each grant of an Option under the Plan shall be
         ----------------------
evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

     (b) Number of Shares. Each Stock Option Agreement shall specify the number
         ----------------
of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

     (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise
         --------------
Price. The Exercise Price of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b). To the extent required by applicable law, the Exercise Price of a Nonstatutory Option shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee in its sole discretion. The Exercise Price shall be payable in a form described in Section 8.

     (d) Withholding Taxes. As a condition to the exercise of an Option, the
         -----------------
Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

     (e)  Exercisability. Each Stock Option Agreement shall specify the date
          --------------
when all or any installment of the Option is to become exercisable. To the extent required by applicable law, an Option shall become exercisable no less rapidly than the rate of 20% per year for each of the first five years from the date of grant. Subject to the preceding sentence, the exercisability of any Option shall be determined by the Committee in its sole discretion.

     (f)  Effect of Change in Control. The Committee may determine, at the time
          ---------------------------
of granting an Option or thereafter, that such Option shall become fully exercisable as to all Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

     (g)  Term. The Stock Option Agreement shall specify the term of the Option.
          ----
The term shall not exceed ten years from the date of grant (or five (5) years for ten percent (10%) shareholders as provided in Section 4(b)). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

     (h)  Nontransferability. No Option shall be transferable by the Optionee
          ------------------
other than by will or by the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee or by his or her guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during the Optionee's lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process. Notwithstanding the foregoing, the Committee may grant transferable Nonstatutory Options in accordance with the requirements of applicable law.

     (i)  Exercise of Options on Termination of Service. Each Option shall set
          ---------------------------------------------
forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee's Service with the

Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, and to the extent required by applicable law, each Option shall provide that the Optionee shall have the right to exercise the vested portion of any Option held at termination for at least thirty (30) days following termination of Service with the Company for any reason, and that the Optionee shall have the right to exercise the Option for at least six months if the Optionee's Service terminates due to death or Disability.

     (j)  No Rights as a Shareholder. An Optionee, or a transferee of an
          --------------------------
Optionee, shall have no rights as a shareholder with respect to any Shares covered by an Option until the date of the issuance of a stock certificate for such Shares.

     (k)  Modification, Extension and Assumption of Options. Within the
          -------------------------------------------------
limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price or for other consideration.

     (l)  Restrictions on Transfer of Shares. Any Shares issued upon exercise of
          ----------------------------------
an Option shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

SECTION 8. PAYMENT FOR SHARES.
-----------------------------

     (a)  General Rule. The entire Purchase Price or Exercise Price of Shares
          ------------
issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Subsections (b), (c) and (d) below.

     (b)  Surrender of Stock. To the extent that a Stock Option Agreement so
          ------------------
provides, payment may be made all or in part with Shares which have already been owned by the Optionee or the Optionee's representative for any time period specified by the Committee and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

     (c)  Services Rendered. At the discretion of the Committee, Shares may be
          -----------------
awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award.

     (d)  Promissory Notes. To the extent that a Stock Option Agreement or
          ----------------
Stock Purchase Agreement so provides, payment may be made all or in part with a full recourse promissory note executed by the Optionee or Offeree. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Optionee or Offeree pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Optionee or Offeree until such note is paid in full.

     (e)  Cashless Exercise. To the extent that a Stock Option Agreement so
          -----------------
provides and a public market for the Shares exists, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

SECTION 9. ADJUSTMENT OF SHARES.
-------------------------------

     (a)  General. In the event of a subdivision of the outstanding Stock, a
          -------
declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a reclassification or a similar occurrence, the Committee shall make appropriate adjustments in one or more of
(i) the number of Shares available for future awards under Section 5

(ii) the number of Shares covered by each outstanding Option or Purchase Agreement or (iii) the Exercise Price or Purchase Price under each outstanding Option or Stock Purchase Agreement.

     (b)  Reorganizations. In the event that the Company is a party to a merger
          ---------------
or reorganization, outstanding Options shall be subject to the agreement of merger or reorganization.

     (c)  Reservation of Rights. Except as provided in this Section 9, an
          ---------------------
Optionee or an Offeree shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, Exercise Price or Purchase Agreement of Shares subject to an Option or Stock Purchase Agreement. The grant of an award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10. LEGAL REQUIREMENTS.
------------------------------

     Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed.

SECTION 11. NO EMPLOYMENT RIGHTS.
--------------------------------

     No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason.

SECTION 12. DURATION AND AMENDMENTS.
-----------------------------------

     (a)  Term of the Plan. The Plan, as set forth herein, shall become
          ----------------
effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's shareholders. In the event that the shareholders fail to approve the Plan within twelve (12) months after its adoption by the Board of Directors, any grants already made shall be null and void, and no additional grants shall be made after such date. The Plan shall terminate automatically ten
(10) years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

     (b)  Right to Amend or Terminate the Plan. The Board of Directors may amend
          ------------------------------------
the Plan at any time and from time to time. Rights and obligations under any right or Option granted before amendment of the Plan shall not be materially altered, or impaired adversely, by such amendment, except with consent of the person to whom the right or Option was granted. An amendment of the Plan shall be subject to the approval of the Company's shareholders only to the extent required by applicable laws, regulations or rules.

     (c)  Effect of Amendment or Termination. No Shares shall be issued or sold
          ----------------------------------
under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Shares previously issued or any Option previously granted under the Plan.

SECTION 13. EXECUTION.
---------------------

     To record the adoption of the Plan by the Company, the Board of Directors has caused its authorized officer to execute the same, to be effective as of July 14, 1997.

                          ACCLAIM COMMUNICATIONS, INC.



                          By \s\  Visveswar Akella
                             -----------------------------------------------

                          As Its President and Chief Executive Officer
                                 -------------------------------------------

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.

                         ACCLAIM COMMUNICATIONS, INC.
                           1996 STOCK INCENTIVE PLAN

                      NONSTATUTORY STOCK OPTION AGREEMENT

     Acclaim Communications, Inc., a Delaware corporation (the "Company"), hereby grants an Option to purchase shares of its common stock ("Shares") to the Optionee named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Company's 1996 Stock Incentive Plan (the "Plan").


Date of Grant:_______________________________________________________________

Name of Optionee:____________________________________________________________

Optionee's Social Security Number:___________________________________________

Number of Shares Covered by Option:__________________________________________

Exercise Price per Share:  $_________________________________________________
[must be at least 85% of Fair Market Value on Date of Grant]

Vesting Start Date:__________________________________________________________

_____ Check here if Optionee is a 10% owner (so that Exercise Price must be 110% of Fair Market Value).

       BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT AND IN THE PLAN, A COPY OF WHICH IS ALSO ATTACHED.


Optionee:____________________________________________________________________
                                    (Signature)

Company:_____________________________________________________________________
                                    (Signature)

          Title:_____________________________________________________________

                         ACCLAIM COMMUNICATIONS, INC.
                           1996 STOCK INCENTIVE PLAN

                      NONSTATUTORY STOCK OPTION AGREEMENT


NONSTATUTORY        This Option is not intended to be an incentive stock option
STOCK OPTION        under section 422 of the Code and will be interpreted
                    accordingly.

VESTING This Option is immediately exercisable; provided, however, that the Company shall have the right (the "Vesting Repurchase Right"), exercisable at any time during the sixty
                    (60) day period following the date your Service terminates for any reason, to repurchase at the Exercise Price all or (at the discretion of the Committee and with your consent) any portion of the Shares in which you have not acquired a vested interest in accordance with this Agreement (the "Unvested Shares"). The Vesting Repurchase Right shall terminates with respect to any Unvested Shares for which it is not timely exercised as described in this paragraph. In addition, the Vesting Repurchase Right shall terminate with respect to any and all Shares in which you vest in accordance with the schedule below. Accordingly, provided that you continue to be a common-law Employee of the Company (or any Subsidiary), you shall acquire a vested interest in, and the Vesting Repurchase Right shall terminate with respect to, twelve and one half percent (12.5%) of the Shares subject to this Option on the six-month anniversary of the Vesting Start Date as shown on the cover sheet and thereafter in a series of successive monthly installments, each equal to one forty-eighth of the Shares subject to this Option. All Shares as to which the Vesting Repurchase Right lapses shall, however, continue to be subject to (i) the Restrictions on Exercise and Resale and (ii) the Company's Right of First Refusal.

                    The certificates representing any Shares purchased hereunder and subject to the Vesting Repurchase Right shall be held in escrow by the Secretary of the Company as discussed below. Upon exercise, you shall be required to deliver to the Secretary of the Company a duly executed blank Assignment Separate from Certificate in the form provided by the Company at the time of exercise.

ESCROW Upon issuance following exercise, the certificates for the Shares subject to the Vesting Repurchase Right shall be deposited in escrow with the Secretary of the Company to be held in accordance with the provisions of this paragraph. Each deposited certificate shall be accompanied by a duly executed Assignment Separate from Certificate in the form provided by the Company at the time of exercise. The deposited certificates, together with any other assets or securities from time to time deposited pursuant to these requirements, shall remain in escrow until such time or times as the certificates (or other assets and securities) are to be released or otherwise surrendered for cancellation as discussed below. Upon delivery of the certificates (or other assets and securities) to the Company, you shall be issued an instrument of deposit acknowledging the number of Shares (or other assets and securities) delivered in escrow to the Secretary of the Company.

                    All regular cash dividends on the Shares (or other securities at the time held in escrow) shall be paid directly to you and shall not be held in escrow. However, in the event of any stock dividend, stock split, recapitalization or other change affecting the Company's outstanding Stock effected without receipt of consideration, any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Shares shall be immediately delivered to the Secretary of the Company to be held in escrow hereunder, but only to the extent the Shares are at the time subject to the escrow requirements hereof.

                    The Shares, together with any other assets or securities held in escrow hereunder, shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Company for repurchase and cancellation:

                    . Should the Company exercise the Vesting Repurchase Right with respect to any Unvested Shares, then the escrowed certificates for such Unvested Shares (together with any other assets or securities issued with respect thereto) shall be delivered to the Company for cancellation, concurrently with the payment to you, in cash or cash equivalent (including the cancellation of any purchase-money indebtedness), of an amount equal to the aggregate Exercise Price for such Unvested Shares, and you shall have no further rights with respect to such Unvested Shares (or other assets or securities).

                    . Should the Company elect not to exercise its Right of First Refusal with respect to any Shares held at the time in escrow hereunder, then the escrowed certificates for such Shares (together with any assets or securities issued with respect thereto) shall be surrendered to you for disposition according to the provisions of the Company's Right of First Refusal.

                    . As your interest in the Shares (or any other assets or securities issued with respect thereto) vests as described above, the certificates for such vested Shares (as well as all other vested assets and securities) shall be released from escrow and delivered to you, at your request, in accordance with the following schedule:

                       - The initial release of any vested Shares (or other vested assets and securities) from escrow shall be effected within thirty (30) days following the expiration of the initial one (1) year period measured from the Vesting Start Date.

                       - Subsequent releases of any vested Shares (or other vested assets and securities) from escrow shall be effected at annual intervals thereafter, with the first such annual release to occur two (2) years after the Vesting Start Date.

                       - Upon termination of your Service for any reason, except upon a Change in Control of the Company, any escrowed Shares (or other assets or securities ) in which you are at the time vested shall be promptly released from escrow.

                       - Upon any earlier termination of the Company's Vesting Repurchase Right as described above, the Shares (or other assets or securities) at the time held in escrow shall promptly be released to you as fully vested Shares or other property.

SECTION 83(B)             Under Section 83 of the Internal Revenue Code of 1986,
ELECTION as amended (the "Code"), the difference between the Exercise Price paid for the Shares and their Fair Market Value on the date any forfeiture restrictions applicable to such Shares lapse will be reportable as ordinary income at that time. For this purpose, "forfeiture restrictions" include the Vesting Repurchase Right described above. You may elect to be taxed at the time the Unvested Shares are acquired to the extent the Fair Market Value of such Shares differs from the Exercise Price rather than when and as such Shares cease to be subject to such forfeiture restrictions, by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days after the date of exercise. The form for making this election is attached as Exhibit A hereto. Failure to make this filing within the thirty (30) day period will result in the recognition of ordinary income by you (in the event the Fair Market Value of the Shares increases after the date of exercise) as the forfeiture restrictions lapse. YOU ACKNOWLEDGE THAT IT IS YOUR SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF YOU REQUEST THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON YOUR BEHALF. YOU ARE RELYING SOLELY ON YOUR OWN ADVISORS WITH RESPECT TO THE DECISION AS TO WHETHER OR NOT TO FILE AN 83(b) ELECTION.

TERM This Option will expire in any event at the close of business at Company headquarters on the day before the tenth anniversary of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your Service terminates, as described below.)

REGULAR                   If your Service terminates for any reason except death
TERMINATION               or Disability, this Option will expire at the close of
                          business at Company headquarters on the 30th day after your termination date. During that thirty (30) day period, you may exercise that portion of your Option that was vested on your termination date.

DEATH If your Services terminates because of your death, this Option will expire at the close of business at Company headquarters on the date six (6) months after the date of death. During that six (6) month period, your estate or heirs may exercise that portion of this Option that was vested on your date of death.

DISABILITY                If your Service terminates because of your Disability,
                          this Option will expire at the close of business at Company headquarters on the date six (6) months after your termination date. During that six (6) month period, you may exercise that portion of your Option that was vested on the date of your Disability.

                          "Disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

LEAVES OF ABSENCE         For purposes of this Option, your Service does not
                          terminate when you go on a bona fide leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. Your Service terminates in any event when the approved leave ends unless you immediately return to active work. The Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan and this Agreement. The Company also determines to what extent your Option may be exercised during a leave of absence.

NOTICE OF EXERCISE        When you wish to exercise this Option, you must notify
                          the Company by filing the proper "Notice of Exercise" form at the address given on the form. Your Notice of Exercise must specify how many Shares you wish to purchase. Your Notice of Exercise must also specify how your Shares should be registered (in your name only, in your and your spouse's names as community property or as joint tenants with right of survivorship, or in a trust for your benefit). The
                          Notice will be effective when it is received by the Company. If someone else wants to exercise this Option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

FORM OF PAYMENT           When you submit your Notice of Exercise, you must
                          include payment of the Exercise Price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

                          . Your personal check, a cashier's check or a money order.

                          . Shares which have already been owned by you for more than six (6) months and which are surrendered to the Company. The value of the Shares, determined as of the effective date of the option exercise, will be applied to payment of the aggregate Exercise Price.

                          . To the extent that a public market for the Shares exists, as determined by the Company, by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

WITHHOLDING TAXES         You will not be allowed to exercise this Option unless
                          you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the Option exercise.

RESTRICTIONS ON           By signing this Agreement, you agree not to exercise
EXERCISE AND RESALE       this Option or sell any Shares acquired upon exercise
                          of this Option at a time when applicable laws, regulations or Company trading policies prohibit exercise or sale, including, without limitation, during any periods (typically during the period preceding the announcement of quarterly earnings or other material events) in which the Company closes the "trading window" for sales thereby prohibiting sales during such periods by Company officers, directors and others.

                          If requested by the Company and an underwriter of the Common Stock (or other securities) of the Company, you shall not pledge, sell, offer to sell, contract to sell, grant any option to purchase, make any short sale or otherwise dispose of any Shares of the Company, or any options or warrants to purchase any shares of the Common Stock of the Company or any securities convertible into or exchangeable for shares of Common Stock of the Company, whether now owned or hereinafter acquired, owned directly by you or with respect to which you have beneficial ownership within the rules and regulations of the Securities and Exchange Commission (the "Commission"); otherwise than
                          (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound by the restrictions set forth herein, (ii) a transfer to any trust for the direct or indirect benefit of you or your immediate family provided that the trustee of the trust agrees to be bound by the restrictions set forth herein, during the one hundred eighty (180) day period following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended (the "Securities Act"), provided that:

                              (a) such one hundred eighty (180) day "market
                           stand-off" agreement shall only apply to the first such registration statement of the Company, including securities to be sold on its behalf to the public in an underwritten offering, and provided further that, for subsequent filings of registration statements under the Securities Act the period during which you shall not sell or otherwise transfer or dispose of any Shares (other than those included in the registration) shall be ninety (90) days. The market stand-off agreement with respect to subsequent filings of registration statements under the Securities Act shall no longer apply to you at such time as you own less than five percent (5%) of the outstanding Common Stock of the Company and you cease to be deemed an affiliate of the Company for purposes of the Securities Act.

                              (b) In the event of any stock dividend, stock
                           split, recapitalization, or other change affecting the Company's outstanding Common Stock effected without receipt of consideration, then any new, substituted, or additional securities distributed with respect to the Shares shall be immediately subject to the provisions of this section, to the same extent the Shares are at such time covered by such provisions.

                          For purposes of this section, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. You also agree and consent to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of your Shares except in compliance with the foregoing restrictions.

                          The obligations described in this provision shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future.

                          If the sale of Shares under the Plan is not registered under the Securities Act of 1933, as amended (the "Securities Act"), but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercise of this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

THE COMPANY'S RIGHT       In the event that you propose to sell, pledge or
OF FIRST REFUSAL          otherwise transfer to a third party any vested Shares
                          acquired upon exercise of this Option, or any interest in such vested Shares, the Company shall have the "Right of First Refusal" with respect to all (and not less than all) of such vested Shares. You may not transfer Unvested Shares. If you desire to transfer
                          Shares acquired upon exercise of this Option, you must give a written "Transfer Notice" to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The Transfer Notice shall be signed both by you and by the proposed transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, but not less than all, of the Shares on the terms described in the Transfer
                          Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a Notice of Exercise of the Right of First Refusal within thirty (30) days after the date when the Transfer Notice is received by the Company. The
                          Company's rights under this Subsection shall be freely assignable by the Company, in whole or in part.

                          If the Company fails to exercise its Right of First Refusal within thirty (30) days after the date when it received the Transfer Notice, you may, not later than ninety (90) days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within sixty (60) days after the date the Company receives the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provides that payment for the Shares is to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the Shares with lawful money equal to the present value of the consideration described in the Transfer Notice.

                          The Company's Right of First Refusal shall be freely assignable by the Company, shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the Shares.

                          The Company's Right of First Refusal shall terminate in the event that Stock is listed or traded on an established stock exchange.

RIGHT OF REPURCHASE       Following termination of your Service for any reason,
                          the Company shall have the right to purchase all of those Shares that you have or will acquire upon exercise of this Option. If the Company fails to provide you with written notice of its intention to purchase such Shares before or within thirty (30) days of the date the Company receives written notice from you of your termination of Service, the Company's right to purchase such Shares shall terminate. If the Company exercises its right to purchase such Shares, the Company will consummate the purchase of such Shares within sixty (60) days of the date of its written notice to you. The purchase price for any Shares repurchased shall be the aggregate Exercise
                          Price for such Shares and shall be paid in cash.

TRANSFER OF OPTION        Prior to your death, only you may exercise this
                          Option. You cannot transfer or assign this Option. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid.
                          You may, however, bequest this Option in your will.

                          Regardless of any marital property settlement agreement, the Company is not obligated to honor a Notice of Exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your Option in any other way.

RETENTION RIGHTS          THIS AGREEMENT DOES NOT GIVE YOU THE RIGHT TO BE
                          RETAINED BY THE COMPANY IN ANY CAPACITY. THE COMPANY
                          RESERVES THE RIGHT TO TERMINATE YOUR SERVICE AT ANY
                          TIME AND FOR ANY REASON WITHOUT THEREBY INCURRING ANY
                          LIABILITY TO YOU.

SHAREHOLDER RIGHTS        You, or your estate or heirs, have no rights as a
                          shareholder of the Company until a certificate for the Shares acquired upon exercise of this Option has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

ADJUSTMENTS               In the event of a stock split, a stock dividend or a
                          similar change in the Stock, the number of Shares covered by this Option and the Exercise Price may be adjusted pursuant to the Plan. Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

LEGENDS All certificates representing Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends:

                          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE.

                          THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

APPLICABLE LAW            This Agreement will be interpreted and enforced under
                          the laws of the State of California (without regard to their choice of law provisions).

THE PLAN AND OTHER        The text of the Plan is incorporated in this Agreement
AGREEMENTS                by reference. Certain capitalized terms used in this
                          Agreement are defined in the Plan.

                          This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded hereby.


     BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.

                          ACCLAIM COMMUNICATION, INC.
                           1996 STOCK INCENTIVE PLAN

                       INCENTIVE STOCK OPTION AGREEMENT

     Acclaim Communication, Inc., a Delaware corporation (the "Company"), hereby grants an Option to purchase shares of its common stock ("Shares") to the Optionee named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Company's 1996 Stock Incentive Plan (the "Plan").


Date of Grant:_____________________________________________________________

Name of Optionee:__________________________________________________________

Optionee's Social Security Number:_________________________________________

Number of Shares Covered by Option:________________________________________

Exercise Price per Share: $________________________________________________
[must be at least 100% of Fair Market Value on Date of Grant]

Vesting Start Date:________________________________________________________

     _____ Check here if Optionee is a 10% owner (so that Exercise Price must be 110% of Fair Market Value and term will not exceed five (5) years).

            BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT AND IN THE PLAN, A COPY OF WHICH IS ALSO ATTACHED.


Optionee:__________________________________________________________________
                                (Signature)


Company:___________________________________________________________________
                                (Signature)

                          ACCLAIM COMMUNICATION, INC.
                           1996 STOCK INCENTIVE PLAN
                       INCENTIVE STOCK OPTION AGREEMENT

INCENTIVE STOCK OPTION    This Option is intended to be an incentive stock
VESTING                   option under section 422 of the Code and will be
                          interpreted accordingly. This Option is immediately
                          exercisable; provided, however, that the Company shall
                                       --------  -------
                          have the right (the "Vesting Repurchase Right"), exercisable at any time during the sixty (60) day period following the date your Service terminates for any reason, to repurchase at the Exercise Price all or (at the discretion of the Committee and with your consent) any portion of the Shares in which you have not acquired a vested interest in accordance with this Agreement (the "Unvested Shares"). The Vesting
                          Repurchase Right shall terminates with respect to any Unvested Shares for which it is not timely exercised as described in this paragraph. In addition, the Vesting Repurchase Right shall terminate with respect to any and all Shares in which you vest in accordance with the schedule below. Accordingly, provided that you continue to be a common-law Employee of the Company (or any Subsidiary), you shall acquire a vested interest in, and the Vesting Repurchase Right shall terminate with respect to, twelve and one-half percent (12.5%) of the Shares subject to this Option on the six (6) month anniversary of the Vesting Start
                          Date as shown on the cover sheet and thereafter in a series of successive monthly installments, each equal to one forty-eighth (1/48th) of the Shares subject to this Option. All Shares as to which the Vesting
                          Repurchase Right lapses shall, however, continue to be subject to (i) the Restrictions on Exercise and Resale and (ii) the Company's Right of First Refusal.

                          The certificates representing any Shares purchased hereunder and subject to the Vesting Repurchase Right shall be held in escrow by the Secretary of the Company as discussed below. Upon exercise, you shall be required to deliver to the Secretary of the Company a duly executed blank Assignment Separate from Certificate in the form provided by the Company at the time of exercise.

ESCROW Upon issuance following exercise, the certificates for the Shares subject to the Vesting Repurchase Right shall be deposited in escrow with the Secretary of the Company to be held in accordance with the provisions of this paragraph. Each deposited certificate shall be accompanied by a duly executed Assignment Separate from Certificate in the form provided by the Company at the time of exercise. The deposited certificates, together with any other assets or securities from time to time deposited pursuant to these requirements, shall remain in escrow until such time or times as the certificates (or other assets and securities) are to be released or otherwise surrendered for cancellation as discussed below. Upon delivery of the certificates (or other assets and securities) to the Company, you shall be issued an instrument of deposit acknowledging the number of Shares (or other assets and securities) delivered in escrow to the Secretary of the Company.

                          All regular cash dividends on the Shares (or other securities at the time held in escrow) shall be paid directly to you and shall not be held in escrow. However, in the event of any stock dividend, stock split, recapitalization or other change affecting the Company's outstanding Stock effected without receipt of consideration, any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Shares shall be immediately delivered to the Secretary of the Company to be held in escrow hereunder, but only to the extent the Shares are at the time subject to the escrow requirements hereof.

                          The Shares, together with any other assets or securities held in escrow hereunder, shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Company for repurchase and cancellation:

                          . Should the Company exercise the Vesting Repurchase Right with respect to any Unvested Shares, then the escrowed certificates for such Unvested Shares (together with any other assets or securities issued with respect thereto) shall be delivered to the Company for cancellation, concurrently with the payment to you, in cash or cash equivalent (including the cancellation of any purchase-money indebtedness), of an amount equal to the aggregate Exercise Price for such Unvested Shares, and you shall have no further rights with respect to such Unvested Shares (or other assets or securities).

                        . Should the Company elect not to exercise its Right of
                          First Refusal with respect to any Shares held at the time in escrow hereunder, then the escrowed certificates for such Shares (together with any assets or securities issued with respect thereto) shall be surrendered to you for disposition according to the provisions of the Company's Right of First Refusal.

                        . As your interest in the Shares (or any other assets or
                          securities issued with respect thereto) vests as described above, the certificates for such vested Shares (as well as all other vested assets and securities) shall be released from escrow and delivered to you, at your request, in accordance with the following schedule:

                          - The initial release of any vested Shares (or other vested assets and securities) from escrow shall be effected within thirty (30) days following the expiration of the initial one (1) year period measured from the Vesting Start Date.

                          - Subsequent releases of any vested Shares (or other vested assets and securities) from escrow shall be effected at annual intervals thereafter, with the first such annual release to occur two (2) years after the Vesting Start Date.

                          - Upon termination of your Service for any reason, except upon a Change in Control of the Company, any escrowed Shares (or other assets or securities ) in which you are at the time vested shall be promptly released from escrow.

                          - Upon any earlier termination of the Company's Vesting Repurchase Right as described above, the Shares (or other assets or securities) at the time held in escrow shall promptly be released to you as fully vested Shares or other property.

SECTION 83(B)             Under Section 83 of the Internal Revenue Code of 1986,
ELECTION as amended (the "Code"), the difference between the Exercise Price paid for the Shares and their Fair Market Value on the date any forfeiture restrictions applicable to such Shares lapse will be reportable as ordinary income at that time. For this purpose, "forfeiture restrictions" include the Vesting Repurchase Right described above. You may elect to be taxed at the time the Unvested Shares are acquired to the extent the Fair Market Value of such Shares differs from the Exercise Price rather than when and as such Shares cease to be subject to such forfeiture restrictions, by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days after the date of exercise. The form for making this election is attached as Exhibit A hereto. Failure to make this filing within
                          ---------
                          the thirty (30) day period will result in the recognition of ordinary income by you (in the event the Fair Market Value of the Shares increases after the date of exercise) as the forfeiture restrictions lapse. YOU ACKNOWLEDGE THAT IT IS YOUR SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF YOU REQUEST THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON YOUR BEHALF. YOU ARE RELYING SOLELY ON YOUR OWN ADVISORS WITH RESPECT TO THE DECISION AS TO WHETHER OR NOT TO FILE AN 83(b) ELECTION.

TERM This Option will expire in any event at the close of business at Company headquarters on the day before the tenth anniversary of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your Service terminates, as described below.)

REGULAR TERMINATION       If your Service terminates for any reason except death
                          or Disability, this Option will expire at the close of business at Company headquarters on the 30th day after your termination date. During that thirty (30) day period, you may exercise that portion of your Option that was vested on your termination date.

DEATH If your Services terminates because of your death, this Option will expire at the close of business at Company headquarters on the date six (6) months after the date of death. During that six (6) month period, your estate or heirs may exercise that portion of this Option that was vested on your date of death.

DISABILITY                If your Service terminates because of your Disability,
                          this Option will expire at the close of business at Company headquarters on the date six (6) months after your termination date. During that six (6) month period, you may exercise that portion of your Option that was vested on the date of your Disability.

                          "Disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

LEAVES OF ABSENCE         For purposes of this Option, your Service does not
                          terminate when you go on a bona fide leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. Your Service terminates in any event when the approved leave ends unless you immediately return to active work. The Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan and this Agreement. The Company also determines to what extent your Option may be exercised during a leave of absence.

NOTICE OF EXERCISE        When you wish to exercise this Option, you must notify
                          the Company by filing the proper "Notice of Exercise" form at the address given on the form. Your Notice of Exercise must specify how many Shares you wish to purchase. Your Notice of Exercise must also specify how your Shares should be registered (in your name only, in your and your spouse's names as community property or as joint tenants with right of survivorship, or in a trust for your benefit). The
                          Notice will be effective when it is received by the Company. If someone else wants to exercise this Option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

FORM OF PAYMENT           When you submit your Notice of Exercise, you must
                          include payment of the Exercise Price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

                          . Your personal check, a cashier's check or a money
                            order.

                          . Shares which have already been owned by you for more
                            than six (6) months and which are surrendered to the Company. The value of the Shares, determined as of the effective date of the option exercise, will be applied to payment of the aggregate Exercise Price.

                          . To the extent that a public market for the Shares
                            exists, as determined by the Company, by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

WITHHOLDING TAXES         You will not be allowed to exercise this Option unless
                          you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the Option exercise.

RESTRICTIONS ON           By signing this Agreement, you agree not to exercise
EXERCISE AND RESALE       this Option or sell any Shares acquired upon exercise
                          of this Option at a time when applicable laws, regulations or Company trading policies prohibit exercise or sale, including, without limitation, during any periods (typically during the period preceding the announcement of quarterly earnings or other material events) in which the Company closes the "trading window" for sales thereby prohibiting sales during such periods by Company officers, directors and others.

                          If requested by the Company and an underwriter of the Common Stock (or other securities) of the Company, you shall not pledge, sell, offer to sell, contract to sell, grant any option to purchase, make any short sale or otherwise dispose of any Shares of the Company, or any options or warrants to purchase any shares of the Common Stock of the Company or any securities convertible into or exchangeable for shares of Common Stock of the Company, whether now owned or hereinafter acquired, owned directly by you or with respect to which you have beneficial ownership within the rules and regulations of the Securities and Exchange Commission (the "Commission"); otherwise than
                          (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound by the restrictions set forth herein, (ii) a transfer to any trust for the direct or indirect benefit of you or your immediate family provided that the trustee of the trust agrees to be bound by the restrictions set forth herein, during the one hundred eighty (180) day period following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended (the "Securities Act"), provided that:

                                 (a) such one hundred eighty (180) day "market
                            stand-off" agreement shall only apply to the first such registration statement of the Company, including securities to be sold on its behalf to the public in an underwritten offering, and provided further that, for subsequent filings of registration statements under the Securities Act the period during which you shall not sell or otherwise transfer or dispose of any Shares (other than those included in the registration) shall be ninety (90) days. The market stand-off agreement with respect to subsequent filings of registration statements under the Securities Act shall no longer apply to you at such time as you own less than five percent (5%) of the outstanding Common Stock of the Company and you cease to be deemed an affiliate of the Company for purposes of the Securities Act.

                                 (b) In the event of any stock dividend, stock
                            split, recapitalization, or other change affecting the Company's outstanding Common Stock effected without receipt of consideration, then any new, substituted, or additional securities distributed with respect to the Shares shall be immediately subject to the provisions of this section, to the same extent the Shares are at such time covered by such provisions.

                          For purposes of this section, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. You also agree and consent to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of your Shares except in compliance with the foregoing restrictions.

                          The obligations described in this provision shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future.

                          If the sale of Shares under the Plan is not registered under the Securities Act of 1933, as amended (the "Securities Act"), but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercise of this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

THE COMPANY'S RIGHT OF    In the event that you propose to sell, pledge or
FIRST REFUSAL             otherwise transfer to a third party any vested Shares
                          acquired upon exercise of this Option, or any interest in such vested Shares, the Company shall have the "Right of First Refusal" with respect to all (and not less than all) of such vested Shares. You may not transfer Unvested Shares. If you desire to transfer
                          Shares acquired upon exercise of this Option, you must give a written "Transfer Notice" to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The Transfer Notice shall be signed both by you and by the proposed transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, but not less than all, of the Shares on the terms described in the Transfer
                          Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a Notice of Exercise of the Right of First Refusal within thirty (30) days after the date when the Transfer Notice is received by the Company. The
                          Company's rights under this Subsection shall be freely assignable by the Company, in whole or in part.

                          If the Company fails to exercise its Right of First Refusal within thirty (30) days after the date when it received the Transfer Notice, you may, not later than ninety (90) days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within sixty (60) days after the date the Company receives the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provides that payment for the Shares is to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the Shares with lawful money equal to the present value of the consideration described in the Transfer Notice.

                          The Company's Right of First Refusal shall be freely assignable by the Company, shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the Shares.

                          The Company's Right of First Refusal shall terminate in the event that Stock is listed or traded on an established stock exchange.

RIGHT OF REPURCHASE       Following termination of your Service for any reason,
                          the Company shall have the right to purchase all of those Shares that you have or will acquire upon exercise of this Option. If the Company fails to provide you with written notice of its intention to purchase such Shares before or within thirty (30) days of the date the Company receives written notice from you of your termination of Service, the Company's right to purchase such Shares shall terminate. If the Company exercises its right to purchase such Shares, the Company will consummate the purchase of such Shares within sixty (60) days of the date of its written notice to you. The purchase price for any Shares repurchased shall be the aggregate Exercise
                          Price for such Shares and shall be paid in cash.

TRANSFER OF OPTION        Prior to your death, only you may exercise this
                          Option. You cannot transfer or assign this Option. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid.
                          You may, however, bequest this Option in your will.

                          Regardless of any marital property settlement agreement, the Company is not obligated to honor a Notice of Exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your Option in any other way.

RETENTION RIGHTS          THIS AGREEMENT DOES NOT GIVE YOU THE RIGHT TO BE
                          RETAINED BY THE COMPANY IN ANY CAPACITY. THE COMPANY
                          RESERVES THE RIGHT TO TERMINATE YOUR SERVICE AT ANY
                          TIME AND FOR ANY REASON WITHOUT THEREBY INCURRING ANY
                          LIABILITY TO YOU.

SHAREHOLDER RIGHTS        You, or your estate or heirs, have no rights as a
                          shareholder of the Company until a certificate for the Shares acquired upon exercise of this Option has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

ADJUSTMENTS               In the event of a stock split, a stock dividend or a
                          similar change in the Stock, the number of Shares covered by this Option and the Exercise Price may be adjusted pursuant to the Plan. Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

LEGENDS All certificates representing Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends:

                            THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE.

                            THE SHARES REPRESENTED HEREBY HAVE NOT BEEN
                            REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

APPLICABLE LAW            This Agreement will be interpreted and enforced under
                          the laws of the State of California (without regard to their choice of law provisions).

THE PLAN AND OTHER        The text of the Plan is incorporated in this Agreement
AGREEMENTS                by reference. Certain capitalized terms used in this
                          Agreement are defined in the Plan.

                          This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded hereby.

     BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.